Exhibit 10.6

Prepared by and Record and Return to:

Lindquist & Vennum P.L.L.P. (RKV)

4200 IDS Center

80 South Eighth Street

Minneapolis, MN 55042

Telephone:  (612) 371-3211

FIRST AMENDMENT

TO

FUTURE ADVANCE MORTGAGE

AND

SECURITY AGREEMENT

AND

FIXTURE FINANCING STATEMENT

AND

ASSIGNMENT OF LEASES AND RENTS

THIS FIRST AMENDMENT made effective as of January 30, 2006, by and between GOLDEN GRAIN ENERGY, LLC, an Iowa limited liability company, with an address at 1822 43rd Street SW, Mason City, IA  50401 (the “Mortgagor”) and HOME FEDERAL SAVINGS BANK, a federal savings bank, with an address at 1016 Civic Center Drive N.W., Rochester, Minnesota 55903 (the “Mortgagee”), is amending that certain Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment of Leases and Rents dated January 16, 2004 and recorded in the office of the Cerro Gordo County, Iowa Recorder on January 16, 2004, in Book of Mortgages, Page 34, Document No. 2004-591, covering that certain real property legally described on Exhibit A, attached hereto (the “Mortgage”).

RECITALS:

A.            Pursuant to that certain Credit Agreement dated January 16, 2004, and amended by the First Amendment to the Credit Agreement dated May 17, 2004 and the Second Amendment to the Credit Agreement dated January 30, 2006, (as amended, the “Credit Agreement”) between Mortgagor and Mortgagee, Mortgagee has provided Mortgagor a loan in the original principal amount of $33,500,000.00 as evidenced by two promissory notes dated as of January 16, 2004, given by Mortgagor in favor of Mortgagee (collectively, the “Notes”).

B.            Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.

C.            Mortgagor’s obligations under the Notes are secured by, among other things, the Mortgage.

D.            Mortgagee is willing to replace the Revolving Credit Note (“Revolving Credit Note”) and extend additional credit to Mortgagor pursuant to an Amended and Restated

Revolving Credit Note of even date hereof (the “Amended and Restated Note”) to permit the Mortgagor to borrow a sum totaling $38,500,000.00. As a condition of the Mortgagee’s agreement to replace the Revolving Credit Note and extend additional credit pursuant to the Amended and Restated Note, Mortgagor agrees to modify the Mortgage accordingly.

E.             The parties hereto desire to amend the Mortgage to incorporate the changes set forth in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Mortgage as of the date hereof as follows:

1.     The Mortgage is hereby amended to secure all Mortgagor’s obligations under the Amended and Restated Note, and the other agreements of the Mortgagor delivered pursuant thereto, including any and all amendments and supplements thereof.

2.     The Mortgage is amended to add the additional principal indebtedness due under the Amended and Restated Note, so that the amended maximum principal indebtedness secured by this Mortgage is $38,500,000. This Amendment secures, inter alia, the obligations which may provide for obligatory future advances, which when made, shall have the same priority as advances made on the date hereof whether or not (i) any advances were made on the date hereof and (ii) any indebtedness is outstanding at the time any advance is made.

3.     The Credit Agreement provides that Mortgagee may, in its sole discretion, in addition to any other authority to make loans and advances to Mortgagor, including protective advances, make additional loans to Mortgagor, make additional credit facilities available to Mortgagor, or renew, extend, or increase any credit facility. No amendment to this Mortgage, as amended by this First Amendment, will be required to the extent the aggregate principal amount outstanding under the Amended and Restated Note (including any amount outstanding under any future loan or credit facility) does not exceed $38,500,000.

4.     Except as modified herein, all of the terms and conditions of the Mortgage remain unchanged and in full force and effect as of the date hereof and are hereby ratified by the Mortgagee and Mortgagor.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this First Amendment is executed as of the date first shown above.

MORTGAGEE:

HOME FEDERAL SAVINGS BANK
a federal savings bank

By:	/s/ Eric Oftedahl
Name:	Eric Oftedahl
Its:	Vice President

STATE OF MINNESOTA		)
)ss:
COUNTY OF	Benton	)

On this 26th day of January, 2006, before me, a Notary Public in and for the said State, personally appeared Eric Oftedahl, to me personally known, who being by me duly sworn did say that said person is Vice President of said federal savings bank, that said instrument was signed on behalf of the federal savings bank by authority of its officers/board of directors and the said Vice President acknowledged the execution of said instrument to be the voluntary act and deed of said federal savings bank by it voluntarily executed.

/s/ Stephanie W. Scott
Notary Public in and for said State.

[Stamped:  Stephanie W. Scott

NOTARY PUBLIC-Minnesota

My Comm. Exp. Jan. 31, 2010]

[SIGNATURE PAGE TO FIRST AMENDMENT TO MORTGAGE]

MORTGAGOR:

GOLDEN GRAIN ENERGY, LLC
a Iowa limited liability company

By:	/s/ Walter Wendland
Name:	Walter Wendland
Its:	President

STATE OF IOWA		)
)ss:
COUNTY OF	Cerro Gordo	)

On this 25 day of January, 2006, before me, a Notary Public in and for the said State, personally appeared Walter Wendland, to me personally known, who being by me duly sworn did say that that person is President and CEO of said limited liability company, that said instrument was signed on behalf of the said limited liability company by authority of its managers/members and the said president acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company by it voluntarily executed.

/s/ Christy Marchand
Notary Public in and for said State.

[Stamped:  Christy Marchand

Commission Number 709988

My Comm. Exp. 5-15-07 ]

[SIGNATURE PAGE TO FIRST AMENDMENT TO MORTGAGE]

EXHIBIT A

LEGAL DESCRIPTION

Tract 1:

Lot One (1) of Golden Grain Energy First Subdivision, an Official Plat, now included in and forming a part of Cerro Gordo County, Iowa.

Tract 2:

That part of the North Half (N 1/2) of Section Twenty (20), Township Ninety-six (96) North, Range Twenty (20) West of the 5th P.M., Cerro Gordo County, Iowa, described as follows:

Commencing at the Southwest corner of the Northeast Quarter (NE 1/4) of said Section 20; thence North 89 degrees 47 minutes 35 seconds West (assumed bearing) along the South line of the Northwest Quarter (NW 1/4) of said Section 20 a distance of 65.91 feet to the Easterly railroad right-of-way line; thence North 00 degrees 16 minutes 08 seconds East along said Easterly right-of-way line 229.00 feet to the point of beginning; thence continuing North 00 degrees 16 minutes 08 seconds East along said Easterly right-of-way line 450.00 feet; thence South 89 degrees 47 minutes 35 seconds East 66.12 feet to the East line of the Northwest Quarter (NW 1/4) of said Section 20, thence South 89 degrees 45 minutes 24 seconds East 833.88 feet; thence South 00 degrees 16 minutes 08 seconds West 450.00 feet to a point 229.00 feet North of the South line of the Northeast Quarter (NE 1/4) of said Section 20; thence North 89 degrees 45 minutes 24 seconds West parallel with said South line 834.02 feet to the East line of the Northwest Quarter (NW 1/4) of said Section 20; thence North 89 degrees 47 minutes 35 seconds West parallel with the South line of the Northwest Quarter (NW 1/4) of said Section 20 a distance of 65.98 feet to the point of beginning.

Tract 3:

That part of the Northwest Quarter (NW 1/4) of Section Twenty-nine (29), Township Ninety-six (96) North, Range Twenty (20) West of the 5th P.M., Cerro Gordo County, Iowa, described as follows:  Commencing at the North Quarter (N 1/4) corner of said Section 29; thence North 89 degrees 57 minutes 54 seconds West (assumed bearing) along the North line of the Northwest Quarter (NW 1/4) of said Section 29 a distance of 37.38 feet to the point of beginning; thence South 06 degrees 45 minutes 09 seconds West 258.77 feet to the Easterly railroad right-of-way line; thence North 00 degrees 19 minutes 05 seconds East along said Easterly right-of-way line 257.00 feet to the North line of said Northwest Quarter (NW 1/4); thence South 89 degrees 57 minutes 54 seconds East along said North line 29.00 feet to the point of beginning.

Note:      Parcel designations are for convenience of reference only and do not constitute an integral part of the legal description.